Deutsche Asset Management   [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Yield Tax Free Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder High Yield Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                       /s/Richard T. Hale
                                                       -------------------------
                                                    Richard T. Hale
                                                    Chief Executive Officer
                                                    Scudder High Yield Tax
                                                    Free Fund, a series of
                                                    Scudder Municipal Trust

                                             Deutsche Asset Management   [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Yield Tax Free Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder High Yield Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                       /s/Charles A. Rizzo
                                                       -------------------------
                                                    Charles A. Rizzo
                                                    Chief Financial Officer
                                                    Scudder High Yield Tax
                                                    Free Fund, a series of
                                                    Scudder Municipal Trust